Mutual Funds	Summary Prospectus

Nuveen International Bond Fund

MAY 1, 2026

Class:	Class A	Class I	Premier	Class R6	Retirement	Class W
Ticker:	TIBEX	TIBNX	TIBLX	TIBWX	TIBVX	TIBUX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks total return.

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Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 91 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 105 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)*

	Class A	Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.50%	0.50%		0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) fees	0.25%	—		0.15%	—	—	—
Other expenses	0.22%	0.19%	[1]	0.15%	0.11%	0.33%	0.08%
Total annual Fund operating expenses	0.97%	0.69%		0.80%	0.61%	0.83%	0.58%
Waivers and expense reimbursements[2]	(0.09)%	(0.07)%		(0.12)%	(0.07)%	(0.07)%	(0.58)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.88%	0.62%		0.68%	0.54%	0.76%	0.00%

2     Summary Prospectus  ■  Nuveen International Bond Fund

*

Effective November 1, 2025, the Fund's fiscal year end is December 31st. Prior to November 1, 2025, the Fund's fiscal year end was October 31st. Due to the Fund's current fiscal year being less than three months, this table includes the Fund's annual operating expenses for the prior fiscal year ending on October 31, 2025

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.95% of average daily net assets for Class A shares; (ii) 0.75% of average daily net assets for Class I shares; (iii) 0.75% of average daily net assets for Premier Class shares; (iv) 0.60% of average daily net assets for Class R6 shares; (v) 0.85% of average daily net assets for Retirement Class shares; and (vi) 0.60% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2027, unless changed with approval of the Board of Trustees. Teachers Advisors, LLC has also agreed to waive fees and/or reimburse expenses to reduce the maximum Total annual operating expenses detailed above for each class of the Fund by 0.06%. This waiver and/or reimbursement arrangement may be terminated or modified prior to July 31, 2028 only with approval of the Board of Trustees.

3

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$486	$63	$69	$55	$78	$0
3 years	$677	$204	$228	$179	$249	$0
5 years	$895	$368	$417	$324	$445	$0
10 years	$1,524	$843	$964	$747	$1,010	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

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performance. During the two months ended December 31, 2025, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income investments of foreign issuers and derivative instruments, including those used to manage currency risk. For these purposes, “fixed-income investments” include fixed-income securities of any type, including bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, structured securities that generally pay fixed or variable rates of interest, and loans and loan participations; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends. The Fund primarily invests in a broad range of investment-grade sovereign, quasi-sovereign and corporate fixed-income investments. The Fund may also invest in other fixed-income securities, including those of non-investment-grade quality (usually called “high-yield” or “junk bonds”). Securities of non-investment-grade quality are speculative in nature. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), performs its own credit analysis, paying particular attention to economic trends and other market events. Country and individual issuer allocations are then overweighted or underweighted relative to the Fund’s benchmark index, the Bloomberg Global Aggregate ex-USD Index (Hedged) (the “Index”), when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the Index. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies, including emerging market currencies. Under normal market conditions, the Fund will seek to hedge to the U.S. dollar approximately 80% of the Fund’s total exposure to investments denominated in currencies other than the U.S. dollar (on a net assets basis). Such hedging is intended to manage the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar. The Fund may invest in fixed-income securities of any maturity or duration. As of December 31, 2025, the duration of the Index was 6.69 years. “Duration” is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. The Fund considers investments of foreign issuers to generally include one or more of the following: (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

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Derivative instruments, including those used to manage currency risk, are included as assets of the Fund for the purposes of the Fund’s 80% policy.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different countries, currencies, sectors and maturities. While this strategy is designed to enhance the Fund’s returns, it may also increase the Fund’s portfolio turnover rate. In addition, an increase in interest rates as well as other factors contributing to market volatility could lead to increased portfolio turnover.

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative instruments to carry out the Fund’s investment strategies. In particular, the Fund may utilize forward currency contracts and currency-related futures contracts and swap agreements to manage currency risk.

The Fund may also seek exposure to Regulation S fixed-income securities through investment in a Cayman Islands exempted company that is wholly owned and controlled by the Fund (the “Regulation S Subsidiary”). A Cayman Islands exempted company is a corporate entity established under the laws of the Cayman Islands for the purpose of conducting business mainly outside the Cayman Islands. Regulation S fixed-income securities are debt securities of U.S. and non-U.S. issuers that are issued through private placement offerings without registration with the Securities and Exchange Commission (“SEC”) pursuant to Regulation S under the Securities Act of 1933. These may include sovereign or quasi-sovereign bonds, corporate bonds and structured notes issued pursuant to Regulation S. The Regulation S Subsidiary is advised by Advisors and has the same investment objective as the Fund, except that the Regulation S Subsidiary may invest without limitation in Regulation S securities.

The Fund may also seek exposure to certain bonds or fixed-income securities that are sold subject to selling restrictions under the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), which generally restricts the purchase of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes) (“TEFRA Bonds”) through investment of up to 25% of its total assets in a separate Cayman Islands exempted company that is wholly owned and controlled by the Fund (the “TEFRA Bond Subsidiary”). These may include sovereign or quasi-sovereign bonds, corporate bonds and structured notes issued pursuant to TEFRA. The TEFRA Bond Subsidiary is advised by Advisors and has the same investment objective as the Fund, except that the TEFRA Bond Subsidiary may invest without limitation in TEFRA Bonds.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for

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the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in

6     Summary Prospectus  ■  Nuveen International Bond Fund

more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

• Interest Rate Risk (a type of Market Risk)—The risk that changes in interest rates can adversely affect the value or liquidity of, and income generated by, fixed-income investments. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are changing. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell fixed-income investments. When interest rates change, the values of longer duration fixed-income securities usually change more than the values of shorter duration fixed-income securities. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of investment, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an investment.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

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• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other fixed-income derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

• Currency Management Strategies Risk—Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as Advisors anticipates.

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, the Fund may have limited recourse to compel payment in the event of default. Sovereign debt risk is increased for emerging market issuers.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

8     Summary Prospectus  ■  Nuveen International Bond Fund

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Regulation S Securities Risk—The risk that Regulation S securities may be less liquid than publicly traded securities. Regulation S securities may not be subject to the disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

• Risks of Investments in the Fund’s TEFRA Bond Subsidiary—The Fund may seek exposure to TEFRA Bonds through investment of up to 25% of its total assets in the TEFRA Bond Subsidiary. Under the applicable U.S. Treasury regulations, income from the TEFRA Bond Subsidiary will only be considered qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if certain conditions are met. The tax treatment of the investments in the TEFRA Bond Subsidiary could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

• Risks of Investments in the Fund’s Wholly Owned Subsidiaries—Neither the Regulation S Subsidiary nor the TEFRA Bond Subsidiary (together with the Regulation S Subsidiary, the “Subsidiaries”) is registered under the Investment Company Act of 1940 (the “1940 Act”), and the Subsidiaries are not subject to its investor protections (except as otherwise noted in the Prospectus). As an investor in the Subsidiaries, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiaries are wholly owned and controlled by the Fund and managed by Advisors.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Nuveen International Bond Fund  ■  Summary Prospectus     9

• Portfolio Turnover Risk—Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in greater transactional expenses, such as brokerage commissions, bid-ask spreads, or dealer mark-ups, and capital gains (which could increase taxes and, consequently, reduce returns).

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year since inception of Class R6. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

10     Summary Prospectus  ■  Nuveen International Bond Fund

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Bond Fund

Best quarter: 6.31%, for the quarter ended December 31, 2023. Worst quarter: -6.10%, for the quarter ended June 30, 2022.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025

Class name (Inception date)	One year	Five years	Since inception (08/05/2016)	Class W Since inception (09/28/2018)
Class R6 (08/05/2016)
Return before taxes	4.24%	0.61%	2.16%	N/A
Return after taxes on distributions	3.60%	–0.73%	0.76%	N/A
Return after taxes on distributions
and sale of Fund shares	2.51%	–0.13%	1.03%	N/A
Class I (08/05/2016)
Return before taxes	4.21%	0.57%	2.11%	N/A
Premier Class (08/05/2016)
Return before taxes	4.17%	0.48%	2.01%	N/A
Retirement Class (08/05/2016)
Return before taxes	3.89%	0.36%	1.90%	N/A
Class A (08/05/2016)*
Return before taxes	–0.28%	–0.54%	1.37%	N/A
Class W (09/28/2018)
Return before taxes	4.84%	1.20%	N/A	3.13%

Bloomberg Global Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)	8.17%	–2.15%	0.41%	0.80%

Bloomberg Global Aggregate ex-USD Index (Hedged)
(reflects no deductions for fees, expenses or taxes)	2.80%	0.79%	2.04%	2.36%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 4.00% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	John Espinosa	Melissa Zaccagnino	Aaron Enriquez
Title:	Managing Director	Senior Director	Senior Director
Experience on Fund:	since 2016	since 2023	since 2023

12     Summary Prospectus  ■  Nuveen International Bond Fund

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

No minimum.

		No minimum.

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Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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